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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2002

TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

California	000-23195	94-3145844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1350 Treat Boulevard, Suite 250 Walnut Creek, California		94597
(Address of principal executive offices)		(Zip Code)

(925) 937-3950
(Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

        On September 2, 2002, Tier Technologies, Inc., a California corporation (the "Company"), closed the sale to Oakton Limited of substantially all of the assets and certain liabilities of Tier Technologies (Australia) Pty Limited, ADC Consultants Pty Limited, and GC Simsion, GR Bowles & Associates Pty Limited (collectively "Tier Australia"). Purchase consideration for the sale totaled approximately $4.1 million in cash (based on current exchange rates) and selling costs are approximately $1.8 million (based on current exchange rates). The purchase price was determined by arms-length negotiations between representatives of the Company and Oakton Limited. The description of the transaction contained in this Item 2 is qualified in its enterity by reference to the full text of the Sale of Business Agreement, a copy of which was previously filed with the Company's Form 8-K filed August 20, 2002.

Item 7. Financial Statements and Exhibits.

(b)
Pro Forma Financial Information.

  Introduction
  Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2002 (unaudited)
  Pro Forma Condensed Consolidated Statements of Operations for the nine months ended June 30, 2002 and 2001 (unaudited)
  Pro Forma Condensed Consolidated Statement of Operations for the fiscal year ended September 30, 2001 (unaudited)
  Pro Forma Condensed Consolidated Statement of Operations for the fiscal year ended September 30, 2000 (unaudited)
  Pro Forma Condensed Consolidated Statement of Operations for the fiscal year ended September 30, 1999 (unaudited)

(c)
Exhibits.

  None

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.
	By:	/s/ LAURA B. DEPOLE Laura B. DePole Chief Financial Officer
Date: September 17, 2002

Unaudited Pro Forma
Condensed Consolidated Financial Information

        On September 2, 2002, the Company completed the sale of substantially all of the assets and certain liabilities of Tier Australia. The unaudited pro forma financial information is filed as part of this current report to reflect the Company's disposition of Tier Australia.

        The pro forma condensed consolidated financial statements have been adjusted to exclude the effect of Tier Australia for each respective financial statement period. The adjustments presented in the pro forma condensed consolidated statements of operations represent the pro forma historical results of Tier Australia. The adjustments presented in the pro forma condensed consolidated balance sheet assume that the disposition of Tier Australia occurred on June 30, 2002.

        The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have actually occurred if the disposition had been consummated as of the date indicated, nor are they necessarily indicative of future operating results or financial position.

TIER TECHNOLOGIES, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

June 30, 2002

(in thousands)
(unaudited)

	Company	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$46,025	$4,509	(2,4)	$50,534
Short-term investments	15,501			15,501
Accounts receivable, net	28,543			28,543
Prepaid expenses and other current assets	4,857	1,600	(2,5)	6,457

Total current assets	94,926	6,109		101,035
Equipment and software, net	7,916			7,916
Notes and accrued interest receivable from related parties	2,051			2,051
Goodwill and other acquired intangible assets, net	32,660			32,660
Long-term investments	33,542			33,542
Other assets	5,122			5,122
Net assets of discontinued operations	4,105	(4,105)	(2,4)	—

Total assets	$180,322	$2,004		$182,326

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,153			$1,153
Accrued liabilities	5,543	$1,797	(3)	7,340
Accrued subcontractor expenses	597			597
Accrued compensation and related liabilities	3,222			3,222
Purchase price payable	1,775			1,775
Liabilities of discontinued operation	—	1,545	(4)	1,545
Other current liabilities	2,248			2,248

Total current liabilities	14,538	3,342		17,880
Long-term debt, less current portion	282			282
Other liabilities	286			286

Total liabilities	15,106	3,342		18,448

Shareholders' equity:
Common stock, no par value	163,519	3,389	(1,5)	166,908
Notes receivable from shareholders	(1,773)			(1,773)
Accumulated other comprehensive loss	(587)			(587)
Retained earnings (deficit)	4,057	(4,727)	(1,2,3)	(670)

Total shareholders' equity	165,216	(1,338)		163,878

Total liabilities and shareholders' equity	$180,322	$2,004		$182,326

(1)
Record acceleration of vesting of stock options of employees of discontinued operation resulting in a charge of $1,902.
(2)
Record proceeds from sale of assets and liabilities of $3,961 in cash and $113 in escrow funds included in other current assets. These proceeds were converted into U.S. dollars using the June 30, 2002 exchange rate.
(3)
Record selling costs.
(4)
Reclassify cash of $548 and liabilities of $1,545 of discontinued operation retained by the Company.
(5)
Record proceeds of $1,487 from exercise of in-the-money accelerated options.

TIER TECHNOLOGIES, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the Nine Months Ended June 30, 2002 and 2001

(in thousands, except per share data)
(unaudited)

	For the nine months ended June 30,
	2002(1)	2001(1)
Revenues(2)	$71,404	$74,032
Cost of revenues(2)	42,751	46,121

Gross profit	28,653	27,911
Costs and expenses:
Selling and marketing	3,997	4,741
General and administrative	12,039	12,728
Depreciation and amortization	4,096	3,804

Income from continuing operations	8,521	6,638
Interest income (expense), net	1,103	669

Income from continuing operations before income taxes	9,624	7,307
Provision for income taxes	3,561	2,645

Income from continuing operations, net of income taxes	$6,063	$4,662

Income from continuing operations, net of income taxes:
Per common share	$0.36	$0.37

Per diluted share	$0.34	$0.35

Shares used in computing basic income from continuing operations per share	16,705	12,576

Shares used in computing diluted income from continuing operations per share	17,944	13,177

(1)
No pro forma adjustments were necessary for the nine months ended June 30, 2002 and 2001 as the operations of Tier Australia were reported as discontinued operations for these periods in the Quarterly Report on Form 10-Q filed August 13, 2002.

(2)
Revenues and cost of revenues for the nine months ended June 30, 2002 and 2001 include reimbursable expenses.

TIER TECHNOLOGIES, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For The Fiscal Year Ended September 30, 2001

(in thousands, except per share data)
(unaudited)

	Company	Adjustments(1)	Pro Forma
Revenues(2)	$116,648	$(20,607)	$96,041
Cost of revenues(2)	71,936	(13,387)	58,549

Gross profit	44,712	(7,220)	37,492
Costs and expenses:
Selling and marketing	7,887	(1,615)	6,272
General and administrative	21,238	(5,002)	16,236
Depreciation and amortization	7,193	(2,041)	5,152

Income from operations	8,394	1,438	9,832
Interest income (expense), net	707	81	788

Income before income taxes	9,101	1,519	10,620
Provision for income taxes	3,549	338	3,887

Net income	$5,552	$1,181	$6,733

Basic net income per share	$0.44		$0.53

Shares used in computing basic net income per share	12,687		12,687

Diluted net income per share	$0.41		$0.50

Shares used in computing diluted net income per share	13,455		13,455

(1)
Adjustments reflect the elimination of Tier Australia's operations, net of intercompany transactions.

(2)
Revenues and cost of revenues for the fiscal year ended September 30, 2001 do not include reimbursable expenses.

TIER TECHNOLOGIES, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For The Fiscal Year Ended September 30, 2000

(in thousands, except per share data)
(unaudited)

	Company	Adjustments(1)	Pro Forma
Revenues(2)	$109,424	$(26,452)	$82,972
Cost of revenues(2)	66,712	(16,629)	50,083

Gross profit	42,712	(9,823)	32,889
Costs and expenses:
Selling and marketing	7,378	(1,539)	5,839
General and administrative	22,923	(5,617)	17,306
Other nonrecurring charges	2,195	—	2,195
Depreciation and amortization	6,100	(1,928)	4,172

Income from operations	4,116	(739)	3,377
Interest income (expense), net	899	4	903

Income before income taxes	5,015	(735)	4,280
Provision for income taxes	2,696	(449)	2,247

Net income	$2,319	$(286)	$2,033

Basic net income per share	$0.19		$0.16

Shares used in computing basic net income per share	12,344		12,344

Diluted net income per share	$0.18		$0.16

Shares used in computing diluted net income per share	12,740		12,740

(1)
Adjustments reflect the elimination of Tier Australia's operations, net of intercompany transactions.

(2)
Revenues and cost of revenues for the fiscal year ended September 30, 2000 do not include reimbursable expenses.

TIER TECHNOLOGIES, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For The Fiscal Year Ended September 30, 1999

(in thousands, except per share data)
(unaudited)

	Company	Adjustments(1)	Pro Forma
Revenues(2)	$91,976	$(20,091)	$71,885
Cost of revenues(2)	56,236	(12,168)	44,068

Gross profit	35,740	(7,923)	27,817
Costs and expenses:
Selling and marketing	6,095	(1,727)	4,368
General and administrative	19,596	(3,787)	15,809
Purchased in-process technology	4,000	—	4,000
Reserve for contract dispute	1,856	—	1,856
Depreciation and amortization	3,864	(1,340)	2,524

Income (loss) from operations	329	(1,069)	(740)
Interest income (expense), net	1,321	(41)	1,280

Income before income taxes	1,650	(1,110)	540
Provision (benefit) for income taxes	644	(939)	(295)

Net income	$1,006	$(171)	$835

Basic net income per share	$0.08		$0.07

Shares used in computing basic net income per share	12,056		12,056

Diluted net income per share	$0.08		$0.06

Shares used in computing diluted net income per share	12,869		12,869

(1)
Adjustments reflect the elimination of Tier Australia's operations, net of intercompany transactions.

(2)
Revenues and cost of revenues for the fiscal year ended September 30, 1999 do not include reimbursable expenses.

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  Item 2. Acquisition or Disposition of Assets.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
Unaudited Pro Forma Condensed Consolidated Financial Information
TIER TECHNOLOGIES, INC. PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET June 30, 2002 (in thousands) (unaudited)
TIER TECHNOLOGIES, INC. PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS For the Nine Months Ended June 30, 2002 and 2001 (in thousands, except per share data) (unaudited)
TIER TECHNOLOGIES, INC. PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For The Fiscal Year Ended September 30, 2001 (in thousands, except per share data) (unaudited)
TIER TECHNOLOGIES, INC. PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For The Fiscal Year Ended September 30, 2000 (in thousands, except per share data) (unaudited)
TIER TECHNOLOGIES, INC. PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For The Fiscal Year Ended September 30, 1999 (in thousands, except per share data) (unaudited)